UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22982

Eaton Vance NextShares Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Stock NextShares (EVSTC)

Listing Exchange:  The NASDAQ Stock Market LLC

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/nextsharesdocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a financial advisor, broker-dealer or bank).

You may elect to receive all future Fund shareholder reports in paper free of charge. You can contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held through your financial intermediary.

NextShares® is a registered trademark of NextShares Solutions LLC. All rights reserved.

Commodity Futures Trading Commission Registration.  Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing in NextShares, investors should consider carefully the investment objectives, risks, charges and expenses. This and other important information is contained in the prospectus and summary prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2019

Eaton Vance

Stock NextShares

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	14 and 26

Federal Tax Information	15

Management and Organization	27

Important Notices	29

Eaton Vance

Stock NextShares

December 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

With virtually every U.S. equity index posting strong double-digit returns for the 12-month period ended December 31, 2019 — and bond markets solidly in the black as well — 2019 was a good year for investments.

As the new year dawned in January 2019, investors appeared to be taking a “glass is half full” approach. Although U.S. manufacturing output and business investment remained weak — held back by slowing global growth and an on-again/off-again U.S.-China trade war — strong spending by U.S. consumers and dovish remarks by the U.S. Federal Reserve (the Fed) combined to lift investor sentiment. After four federal funds rate hikes the previous year, markets began to project the Fed might actually lower rates in 2019 to stimulate the economy. U.S. unemployment, meanwhile, remained low and hiring remained strong.

As a result, U.S. stocks across multiple markets climbed from January through April 2019. Overseas, central banks around the world began to cut interest rates and employ other tools to stimulate their respective economies. Even a global stock pullback in May — sparked by heightened concerns about the U.S.-China trade spat — proved to be temporary, and the U.S. and global stock rallies resumed in June and July.

After holding interest rates steady through the first half of the year, the Fed cut the federal funds rate on July 31, 2019 — its first reduction in over a decade — followed by two additional rate cuts in September and October to end the period at 1.50%-1.75%. By end of the third quarter, 60 central banks around the world had lowered their interest rates as well.

After falling in August, U.S. equities rallied again during the final months of the period, spurred by optimism about a U.S.-China trade détente and better-than-expected U.S. employment reports. The year ended with two events in December that did much to allay investor concerns about international trade and tariffs: passage of the United States-Mexico-Canada Agreement by the U.S. House of Representatives and the Trump administration’s agreement to a so-called “phase–one” trade deal with China.

During the 12-month period ended December 31, 2019, the blue-chip Dow Jones Industrial Average®2 returned 25.34%, while the broader U.S. equity market, as measured by the S&P 500® Index, returned 31.49%. The technology-laden Nasdaq Composite Index returned 36.69% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks outpaced value stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2019, Eaton Vance Stock NextShares (the Fund) returned 35.95% at net asset value

(NAV), outperforming its benchmark, the S&P 500® Index (the Index), which returned 31.49%.

Stock selections in the health care, financials, and industrials sectors contributed to Fund performance versus the Index. In health care, not owning global pharmaceutical firm Pfizer, Inc. (Pfizer), an Index component, helped performance versus the Index. Underperformance of Upjohn Co., Pfizer’s generic drug division, along with difficulties surrounding the merger of Upjohn and generics firm Mylan NV, caused Pfizer’s stock to decline during the period.

The Fund initiated a position in Bristol-Myers Squibb Co. (Bristol-Myers), another global pharmaceutical firm, in May 2019 after its stock price declined on the announcement of Bristol-Myers’ intent to acquire rival Celgene Corp. (Celgene). Bristol-Myers’ stock subsequently rose — and contributed to relative performance versus the Index — due to positive data from a Celgene cancer drug trial, as well as the market’s recognition that Celgene’s new products were more effective than initially perceived.

Not owning Warren Buffet’s multinational holding company Berkshire Hathaway, Inc. (Berkshire Hathaway), an Index component in the financials sector, aided performance relative to the Index as well. The stock underperformed the market as investors reacted negatively to Berkshire Hathaway’s inability to find a large acquisition during the period to put its growing cash reserves to work. In the industrials sector, performance versus the Index benefited from the Fund’s out-of-Index position in Gardner Denver Holdings, Inc. (Gardner Denver), a conglomerate that manufactures compressors, pumps, and blowers. The stock outperformed the Index after Gardner Denver announced a pending merger with Ingersoll Rand PLC’s pumps business, making Gardner Denver the second-largest player in its industry.

In contrast, stock selections in the information technology (IT), communication services, and consumer discretionary sectors detracted from Fund performance versus the Index. In IT, underweighting semiconductor and telecommunications equipment firm QUALCOMM, Inc. (QUALCOMM), and then selling the stock during the period, detracted from relative performance versus the Index. After the Fund sold QUALCOMM, the company’s stock price rose sharply following the firm’s settlement with Apple, Inc. over a long-running dispute over licensing fees for QUALCOMM technology.

In communication services, the Fund’s overweight position in broadband and cellular service provider Verizon Communications, Inc. hurt relative results versus the Index. While the stock delivered double-digit gains, it underperformed the market during a period when investors favored companies viewed as having higher growth potential than cell-service providers. Canadian apparel maker Gildan Activewear, Inc. (Gildan), an out-of-Index holding in the consumer discretionary sector, also detracted from Fund performance versus the Index. Gildan’s stock price declined after it surprised the market in October 2019 with an announcement that annual sales and earnings would be lower than projected. By period-end, Gildan was sold from the Fund.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than indicated. The Fund’s performance at market price will differ from its results at net asset value (NAV). The market price used to calculate the Market Price return is the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. If you trade your shares at another time during the day, your return may differ. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions reinvested at NAV or closing market price (as applicable) on the payment date of the distribution, and are net of management fees and other expenses. Returns are before taxes unless otherwise noted. Performance less than or equal to one year is cumulative. For performance as of the most recent month-end, including historical trading premiums/discounts relative to NAV, please refer to eatonvance.com

2

Eaton Vance

Stock NextShares

December 31, 2019

Performance2,3,4

Portfolio Manager Charles B. Gaffney

% Average Annual Total Returns	Fund Inception Date	Performance Inception Date	One Year	Five Years	Ten Years	Since Fund Inception
Fund at NAV	02/25/2016	11/01/2001	35.95%	11.68%	12.54%	15.40%
Fund at Market Price	02/25/2016	02/25/2016	35.95	—	—	15.40
S&P 500® Index	—	—	31.49%	11.69%	13.55%	16.65%

% Total Annual Operating Expense Ratios[5]
Gross	1.60%
Net	0.65

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Stock NextShares for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than indicated. The Fund’s performance at market price will differ from its results at net asset value (NAV). The market price used to calculate the Market Price return is the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. If you trade your shares at another time during the day, your return may differ. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions rein- vested at NAV or closing market price (as applicable) on the payment date of the distribution, and are net of management fees and other expenses. Returns are before taxes unless otherwise noted. Performance less than or equal to one year is cumulative. For performance as of the most recent month-end, including historical trading premiums/discounts relative to NAV, please refer to eatonvance.com

3

Eaton Vance

Stock NextShares

December 31, 2019

Fund Profile6

Sector Allocation (% of net assets)7

Top 10 Holdings (% of net assets)7

Microsoft Corp.	5.0%

Alphabet, Inc., Class C	4.6

Apple, Inc.	3.9

Amazon.com, Inc.	3.5

Visa, Inc., Class A	2.7

PepsiCo, Inc.	2.6

Anthem, Inc.	2.5

Lowe’s Cos., Inc.	2.4

Facebook, Inc., Class A	2.3

Bank of America Corp.	2.3

Total	31.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Stock NextShares

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Shares of NextShares funds are normally bought and sold in the secondary market through a broker, and may not be individually purchased or redeemed from the fund. In the secondary market, buyers and sellers transact with each other, rather than with the fund. NextShares funds issue and redeem shares only in specified creation unit quantities in transactions by or through Authorized Participants. In such transactions, a fund issues and redeems shares in exchange for the basket of securities, other instruments and/or cash that the fund specifies each business day. By transacting in kind, a NextShares fund can lower its trading costs and enhance fund tax efficiency by avoiding forced sales of securities to meet redemptions. Redemptions may be effected partially or entirely in cash when in-kind delivery is not practicable or deemed not in the best interests of shareholders. A fund’s basket is not intended to be representative of the fund’s current portfolio positions and may vary significantly from current positions. As exchange-traded securities, NextShares can operate with low transfer agency expenses by utilizing the same highly efficient share processing system as used for exchange-listed stocks and ETFs.

Market trading prices of NextShares are linked to the fund’s next-computed net asset value (NAV) and will vary from NAV by a market-determined premium or discount, which may be zero. Buyers and sellers of NextShares will not know the value of their purchases and sales until after the fund’s NAV is determined at the end of the trading day. Market trading prices may vary significantly from anticipated levels. NextShares do not offer investors the opportunity to buy and sell intraday based on current (versus end-of-day) determinations of fund value. NextShares trade execution prices will fluctuate based on changes in NAV. Although limit orders may be used to control trading costs, they cannot be used to control or limit trade execution prices. As a new type of fund, NextShares have a limited operating history and may initially be available through a limited number of brokers. There can be no guarantee that an active trading market for NextShares will develop or be maintained, or that their listing will continue unchanged. Buying and selling NextShares may require payment of brokerage commissions and expose transacting shareholders to other trading costs. Frequent trading may detract from realized investment returns. The return on a shareholder’s NextShares investment will be reduced if the shareholder sells shares at a greater discount or narrower premium to NAV than he or she acquired the shares.

[3]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The Fund pursues its investment objective by investing in a separate investment fund (the Portfolio). The returns at NAV for periods before the date the Fund commenced operations are for a mutual fund that invests in the Portfolio (the Portfolio Investor). The performance during such period does not represent the performance of the Fund. The prior investment performance of the Portfolio Investor (rather than the Portfolio itself) is shown because it reflects the expenses typically borne by a retail fund investing in the Portfolio. The Portfolio Investor returns are not adjusted to reflect differences between the total net operating expenses of the Fund and the Portfolio Investor during the periods shown. If such an adjustment were made, the performance presented would be higher, because the Fund’s total net operating expenses are lower than those of the Portfolio Investor. Performance is for a share class of the Portfolio Investor offered at net asset value. Performance presented in the Financial Highlights included in the financial statements is not linked.

[5]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/20. Without the reimbursement, performance would have been lower. The expense ratio for the current reporting period can be found in the Financial Highlights section of this report.

[6]

Fund primarily invests in an affiliated investment company (Portfolio) with substantially the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio

[7]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Stock NextShares

December 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 – December 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions on purchases and sales of Fund shares. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)		Annualized Expense Ratio

Actual
	$1,000.00	$1,107.20	$3.45	**	0.65%

Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,021.90	$3.31	**	0.65%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Stock NextShares

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Investment in Stock Portfolio, at value (identified cost, $4,254,127)	$6,716,919

Receivable from affiliate	17,785

Total assets	$6,734,704

Liabilities

Payable to affiliates:

Operations agreement fee	$284

Trustees’ fees	125

Accrued expenses	131,754

Total liabilities	$132,163

Net Assets	$6,602,541

Sources of Net Assets

Paid-in capital	$12,243,344

Accumulated loss	(5,640,803)

Total	$6,602,541

Net Asset Value Per Share

($6,602,541 ÷ 450,000 shares issued and outstanding)	$14.67

7	See Notes to Financial Statements.

Eaton Vance

Stock NextShares

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividends allocated from Portfolio (net of foreign taxes, $1,022)	$104,430

Expenses allocated from Portfolio	(40,661)

Total investment income from Portfolio	$63,769

Expenses

Operations agreement fee	$3,157

Trustees’ fees and expenses	500

Custodian fee	33,633

Transfer and dividend disbursing agent fees	13,800

Legal and accounting services	18,775

Printing and postage	6,699

Listing fee	7,200

Intraday pricing fee	5,220

Miscellaneous	3,364

Total expenses	$92,348

Deduct —

Allocation of expenses to affiliate	$91,911

Total expense reductions	$91,911

Net expenses	$437

Net investment income	$63,332

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$385,290

Foreign currency transactions	1

Net realized gain	$385,291

Change in unrealized appreciation (depreciation) —

Investments	$1,433,142

Foreign currency	22

Net change in unrealized appreciation (depreciation)	$1,433,164

Net realized and unrealized gain	$1,818,455

Net increase in net assets from operations	$1,881,787

8	See Notes to Financial Statements.

Eaton Vance

Stock NextShares

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$63,332	$123,769

Net realized gain	385,291	877,475 (1)

Net change in unrealized appreciation (depreciation)	1,433,164	(664,132)

Net increase in net assets from operations	$1,881,787	$337,112

Distributions to shareholders	$(532,260)	$(268,650)

Transactions in Fund shares —

Cost of shares redeemed	$—	$(7,174,943)

Transaction fees	—	201

Net increase (decrease) in net assets from Fund share transactions	$—	$(7,174,742)

Other capital —

Portfolio transaction fee contributed to Portfolio	$(570)	$(834)

Portfolio transaction fee allocated from Portfolio	3,273	3,740

Net increase in net assets from other capital	$2,703	$2,906

Net increase (decrease) in net assets	$1,352,230	$(7,103,374)

Net Assets

At beginning of year	$5,250,311	$12,353,685

At end of year	$6,602,541	$5,250,311

Changes in shares outstanding

Shares outstanding, beginning of year	450,000	950,000

Shares redeemed	—	(500,000)

Shares outstanding, end of year	450,000	450,000

(1)	Includes $21,237 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Stock NextShares

December 31, 2019

Financial Highlights

	Year Ended December 31,			Period Ended December 31, 2016(1)(2)
	2019	2018	2017(1)

Net asset value — Beginning of period	$11.670	$13.010	$11.160	$10.000

Income (Loss) From Operations

Net investment income(3)	$0.141	$0.153	$0.170	$0.149

Net realized and unrealized gain (loss)	4.035	(0.900)	2.098	1.069

Total income (loss) from operations	$4.176	$(0.747)	$2.268	$1.218

Less Distributions

From net investment income	$(0.132)	$(0.269)	$(0.068)	$(0.064)

From net realized gain	(1.050)	(0.328)	(0.352)	—

Total distributions	$(1.182)	$(0.597)	$(0.420)	$(0.064)

Portfolio transaction fee, net(3)	$0.006	$0.004	$0.002	$0.006

Net asset value — End of period	$14.670	$11.670	$13.010	$11.160

Total Return on Net Asset Value(4)(5)	35.95%	(5.50)%	20.43%	12.19	%(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,603	$5,250	$12,354	$25,098

Ratios (as a percentage of average daily net assets):(7)

Expenses(5)	0.65%	0.65%	0.65%	0.65	%(8)

Net investment income	1.00%	1.14%	1.42%	1.61	%(8)

Portfolio Turnover of the Portfolio	55%	90%	101%	118	%(9)

(1)	Per share data reflect a 2-for-1 share split effective March 9, 2018.

(2)	For the period from the start of business, February 25, 2016, to December 31, 2016.

(3)	Computed using average shares outstanding.

(4)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of a market-determined premium or discount. Investment returns assume that all distributions have been reinvested at net asset value.

(5)

The investment adviser and administrator reimbursed certain operating expenses (equal to 1.45%, 0.95%, 0.61% and 0.84% of average daily net assets for the years ended December 31, 2019, 2018 and 2017 and the period ended December 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(8)	Annualized.

(9)	For the Portfolio’s year ended December 31, 2016.

10	See Notes to Financial Statements.

Eaton Vance

Stock NextShares

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Stock NextShares (the Fund) is a diversified series of Eaton Vance NextShares Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund is an exchange-traded managed fund operating pursuant to an order issued by the SEC granting an exemption from certain provisions of the 1940 Act. Individual shares of the Fund may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer that offers NextShares, and may not be directly purchased or redeemed from the Fund. Market trading prices for the Fund are directly linked to the Fund’s next-computed net asset value per share (NAV) and will vary from NAV by a market-determined premium or discount, which may be zero. The Fund invests all of its investable assets in interests in Stock Portfolio (the Portfolio), a Massachusetts business trust having substantially the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (1.0% at December 31, 2019). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are paid in cash and cannot be automatically reinvested in additional shares of the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

11

Eaton Vance

Stock NextShares

December 31, 2019

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$89,055	$268,650

Long-term capital gains	$443,205	$—

During the year ended December 31, 2019, accumulated loss was increased by $230,492 and paid-in capital was increased by $230,492 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$29,141

Undistributed long-term capital gains	$157,148

Net unrealized depreciation	$(5,827,092)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.60% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee (“Direct Assets”) up to $500 million and is payable monthly. On Direct Assets of $500 million and over, the annual fee is reduced. For the year ended December 31, 2019, the Fund incurred no investment adviser fee on Direct Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

The Trust, on behalf of the Fund, has entered into an operations agreement with EVM pursuant to which EVM provides the Fund with services required for it to operate as a NextShares exchange-traded managed fund in accordance with the exemptive order obtained by EVM and the Trust. Pursuant to the agreement, the Fund pays EVM a monthly fee at an annual rate of 0.05% of the Fund’s average daily net assets provided the average net assets of NextShares funds sponsored by EVM (“Covered Assets”) are less than $10 billion. The annual rate is reduced if Covered Assets are $10 billion and above. For the year ended December 31, 2019, the operations agreement fee amounted to $3,157 or 0.05% of the Fund’s average daily net assets.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.65% of the Fund’s average daily net assets through April 30, 2020. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM was allocated $91,911 of the Fund’s operating expenses for the year ended December 31, 2019.

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Investment Transactions

For the year ended December 31, 2019, increases and decreases in the Fund’s investment in the Portfolio aggregated $128,578 and $625,556, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1H of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

5  Capital Share Transactions

The Trust may issue an unlimited number of shares of capital stock (no par value per share) in one or more series (such as the Fund). The Fund issues and redeems shares only in blocks of 25,000 shares or multiples thereof (“Creation Units”). The Fund issues and redeems Creation Units in return for the securities, other instruments and/or cash (the “Basket”) that the Fund specifies each business day. Creation Units may be purchased or redeemed only by or through Authorized Participants, which are broker-dealers or institutional investors that have entered into agreements with the Fund’s distributor for this purpose. The Fund imposes a transaction fee on Creation Units issued and redeemed to offset the estimated cost to the Fund of processing the transaction,

12

Eaton Vance

Stock NextShares

December 31, 2019

Notes to Financial Statements — continued

which is paid by the Authorized Participants directly to a third-party administrator. In addition, Authorized Participants pay the Fund a variable charge for converting the Basket to or from the desired portfolio composition. Such variable charges are reflected as Transaction fees on the Statements of Changes in Net Assets.

At December 31, 2019, EVM owned approximately 96% of the outstanding shares of the Fund.

13

Eaton Vance

Stock NextShares

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance NextShares Trust and Shareholders of Eaton Vance Stock NextShares:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Stock NextShares (the “Fund”) (one of the funds constituting Eaton Vance NextShares Trust), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and for the period from the start of business, February 25, 2016 to December 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from the start of business, February 25, 2016 to December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

14

Eaton Vance

Stock NextShares

December 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2020 showed the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2019, the Fund designates approximately $98,651, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 77.41% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $574,520 or, if subsequently determined to be different, the net capital gain of such year.

15

Stock Portfolio

December 31, 2019

Portfolio of Investments

Common Stocks — 99.0%
Security	Shares	Value

Aerospace & Defense — 1.1%

Hexcel Corp.	103,500	$7,587,585

		$7,587,585

Banks — 6.3%

Bank of America Corp.	451,440	$15,899,717

JPMorgan Chase & Co.	111,420	15,531,948

PNC Financial Services Group, Inc. (The)	72,340	11,547,634

		$42,979,299

Beverages — 2.6%

PepsiCo, Inc.	132,800	$18,149,776

		$18,149,776

Capital Markets — 1.0%

Tradeweb Markets, Inc., Class A	148,739	$6,894,053

		$6,894,053

Chemicals — 0.6%

Ecolab, Inc.	21,100	$4,072,089

		$4,072,089

Commercial Services & Supplies — 1.3%

Waste Management, Inc.	77,882	$8,875,433

		$8,875,433

Communications Equipment — 1.3%

Cisco Systems, Inc.	189,800	$9,102,808

		$9,102,808

Consumer Finance — 1.4%

American Express Co.	75,960	$9,456,260

		$9,456,260

Diversified Telecommunication Services — 2.0%

Verizon Communications, Inc.	220,190	$13,519,666

		$13,519,666

Electric Utilities — 1.3%

NextEra Energy, Inc.	35,596	$8,619,927

		$8,619,927

Security	Shares	Value

Electrical Equipment — 3.0%

AMETEK, Inc.	123,600	$12,327,864

Emerson Electric Co.	111,842	8,529,071

		$20,856,935

Electronic Equipment, Instruments & Components — 0.5%

Zebra Technologies Corp., Class A(1)	14,700	$3,754,968

		$3,754,968

Entertainment — 2.0%

Walt Disney Co. (The)	92,826	$13,425,424

		$13,425,424

Equity Real Estate Investment Trusts (REITs) — 2.9%

American Tower Corp.	55,300	$12,709,046

AvalonBay Communities, Inc.	33,780	7,083,666

		$19,792,712

Food Products — 2.3%

Mondelez International, Inc., Class A	286,920	$15,803,554

		$15,803,554

Health Care Equipment & Supplies — 4.4%

Abbott Laboratories	83,200	$7,226,752

Boston Scientific Corp.(1)	186,620	8,438,956

Danaher Corp.	95,566	14,667,470

		$30,333,178

Health Care Providers & Services — 2.5%

Anthem, Inc.	55,960	$16,901,599

		$16,901,599

Household Products — 1.5%

Kimberly-Clark Corp.	73,900	$10,164,945

		$10,164,945

Insurance — 4.6%

American International Group, Inc.	199,740	$10,252,654

Assurant, Inc.	42,100	5,518,468

First American Financial Corp.	107,372	6,261,935

Progressive Corp. (The)	132,000	9,555,480

		$31,588,537

16	See Notes to Financial Statements.

Stock Portfolio

December 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Interactive Media & Services — 6.9%

Alphabet, Inc., Class C(1)	23,329	$31,191,340

Facebook, Inc., Class A(1)	78,544	16,121,156

		$47,312,496

Internet & Direct Marketing Retail — 3.5%

Amazon.com, Inc.(1)	12,822	$23,693,005

		$23,693,005

IT Services — 7.5%

Cognizant Technology Solutions Corp., Class A	160,512	$9,954,954

Fidelity National Information Services, Inc.	102,300	14,228,907

PayPal Holdings, Inc.(1)	78,100	8,448,077

Visa, Inc., Class A	98,100	18,432,990

		$51,064,928

Life Sciences Tools & Services — 2.1%

Thermo Fisher Scientific, Inc.	43,300	$14,066,871

		$14,066,871

Machinery — 2.2%

Gardner Denver Holdings, Inc.(1)	220,920	$8,103,346

Stanley Black & Decker, Inc.	41,200	6,828,488

		$14,931,834

Metals & Mining — 2.0%

Steel Dynamics, Inc.	402,700	$13,707,908

		$13,707,908

Multi-Utilities — 2.1%

CMS Energy Corp.	106,300	$6,679,892

Sempra Energy	52,942	8,019,654

		$14,699,546

Oil, Gas & Consumable Fuels — 4.5%

ConocoPhillips	102,086	$6,638,653

EOG Resources, Inc.	61,500	5,151,240

Exxon Mobil Corp.	157,044	10,958,530

Phillips 66	69,425	7,734,639

		$30,483,062

Pharmaceuticals — 5.4%

Bristol-Myers Squibb Co.	233,100	$14,962,689

Catalent, Inc.(1)	97,700	5,500,510

Security	Shares	Value

Pharmaceuticals (continued)

GlaxoSmithKline PLC ADR	73,300	$3,444,367

Merck & Co., Inc.	140,400	12,769,380

		$36,676,946

Road & Rail — 0.9%

CSX Corp.	85,700	$6,201,252

		$6,201,252

Semiconductors & Semiconductor Equipment — 3.2%

ASML Holding NV - NY Shares	11,800	$3,492,092

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	141,123	8,199,246

Texas Instruments, Inc.	78,579	10,080,900

		$21,772,238

Software — 6.8%

Adobe, Inc.(1)	22,978	$7,578,374

Intuit, Inc.	17,536	4,593,205

Microsoft Corp.	215,720	34,019,044

		$46,190,623

Specialty Retail — 5.4%

Home Depot, Inc. (The)	55,188	$12,051,955

Lowe’s Cos., Inc.	136,306	16,324,007

TJX Cos., Inc. (The)	139,940	8,544,736

		$36,920,698

Technology Hardware, Storage & Peripherals — 3.9%

Apple, Inc.	91,797	$26,956,189

		$26,956,189

Total Common Stocks (identified cost $500,493,335)		$676,556,344

Rights — 0.1%
Security	Shares	Value

Pharmaceuticals — 0.1%

Bristol-Myers Squibb Co. CVR, Exp. 3/31/21(1)	320,300	$964,103

Total Rights (identified cost $679,120)		$964,103

17	See Notes to Financial Statements.

Stock Portfolio

December 31, 2019

Portfolio of Investments — continued

Short-Term Investments — 0.8%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.78%(2)	5,512,026	$5,512,026

Total Short-Term Investments (identified cost $5,511,762)		$5,512,026

Total Investments — 99.9% (identified cost $506,684,217)		$683,032,473

Other Assets, Less Liabilities — 0.1%		$515,045

Net Assets — 100.0%		$683,547,518

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2019.

Abbreviations:

ADR	–	American Depositary Receipt

CVR	–	Contingent Value Rights

18	See Notes to Financial Statements.

Stock Portfolio

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Unaffiliated investments, at value (identified cost, $501,172,455)	$677,520,447

Affiliated investment, at value (identified cost, $5,511,762)	5,512,026

Foreign currency, at value (identified cost, $16,206)	16,204

Dividends receivable	823,919

Dividends receivable from affiliated investment	9,135

Tax reclaims receivable	157,340

Total assets	$684,039,071

Liabilities

Payable to affiliates:

Investment adviser fee	$338,988

Trustees’ fees	7,953

Accrued expenses	144,612

Total liabilities	$491,553

Net Assets applicable to investors’ interest in Portfolio	$683,547,518

19	See Notes to Financial Statements.

Stock Portfolio

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividends (net of foreign taxes, $99,328)	$10,052,771

Dividends from affiliated investment	63,749

Total investment income	$10,116,520

Expenses

Investment adviser fee	$3,702,875

Trustees’ fees and expenses	23,862

Custodian fee	142,399

Legal and accounting services	50,091

Miscellaneous	24,691

Total expenses	$3,943,918

Net investment income	$6,172,602

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$37,237,059

Investment transactions — affiliated investment	(377)

Foreign currency transactions	253

Net realized gain	$37,236,935

Change in unrealized appreciation (depreciation) —

Investments	$139,851,452

Investments — affiliated investment	262

Foreign currency	2,081

Net change in unrealized appreciation (depreciation)	$139,853,795

Net realized and unrealized gain	$177,090,730

Net increase in net assets from operations	$183,263,332

20	See Notes to Financial Statements.

Stock Portfolio

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$6,172,602	$7,128,802

Net realized gain	37,236,935	50,384,018 (1)

Net change in unrealized appreciation (depreciation)	139,853,795	(84,773,096)

Net increase (decrease) in net assets from operations	$183,263,332	$(27,260,276)

Capital transactions —

Contributions	$63,196,014	$19,957,986

Withdrawals	(79,842,250)	(123,729,807)

Portfolio transaction fee	315,199	242,333

Net decrease in net assets from capital transactions	$(16,331,037)	$(103,529,488)

Net increase (decrease) in net assets	$166,932,295	$(130,789,764)

Net Assets

At beginning of year	$516,615,223	$647,404,987

At end of year	$683,547,518	$516,615,223

(1)	Includes $2,091,763 of net realized gains from redemptions in-kind.

21	See Notes to Financial Statements.

Stock Portfolio

December 31, 2019

Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2019	2018	2017	2016	2015

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.63%	0.64%	0.64%	0.65%	0.70%

Net investment income	0.99%	1.14%	1.38%	1.60%	1.16%

Portfolio Turnover	55%	90%	101%	118%	96%

Total Return	35.47%	(5.57)%	20.31%	7.14%	4.88%

Net assets, end of year (000’s omitted)	$683,548	$516,615	$647,405	$640,973	$395,492

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

22	See Notes to Financial Statements.

Stock Portfolio

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Stock Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2019, Eaton Vance Stock Fund, Eaton Vance Stock NextShares and Eaton Vance Balanced Fund held an interest of 14.9%, 1.0% and 84.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by
Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in

23

Stock Portfolio

December 31, 2019

Notes to Financial Statements — continued

foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.60% of the Portfolio’s average daily net assets up to $500 million and 0.575% from $500 million but less than $1 billion, and is payable monthly. On net assets of $1 billion or over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended December 31, 2019, the Portfolio’s investment adviser fee amounted to $3,702,875 or 0.59% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $339,548,841 and $353,500,921, respectively, for the year ended December 31, 2019.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$507,636,901

Gross unrealized appreciation	$177,139,783

Gross unrealized depreciation	(1,744,211)

Net unrealized appreciation	$175,395,572

24

Stock Portfolio

December 31, 2019

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2019.

6  Investments in Affiliated Funds

At December 31, 2019, the value of the Portfolio’s investment in affiliated funds was $5,512,026, which represents 0.8% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended December 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.78%	$46,118	$106,004,358	$(100,538,335)	$(377)	$262	$5,512,026	$63,749	5,512,026

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$676,556,344	*	$—	$—	$676,556,344

Rights	964,103		—	—	964,103

Short-Term Investments	—		5,512,026	—	5,512,026

Total Investments	$677,520,447		$5,512,026	$—	$683,032,473

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

25

Stock Portfolio

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Stock Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Stock Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

26

Eaton Vance

Stock NextShares

December 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance NextShares Trust (the Trust) and Stock Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

27

Eaton Vance

Stock NextShares

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Edward J. Perkin 1972	President	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

28

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits delivery of only one copy of fund shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Your broker may household the mailing of your documents indefinitely unless you instruct your broker otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact your broker. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by your broker.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

29

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Investment Adviser of Stock Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Stock NextShares

Eaton Vance Management

Two International Place

Boston, MA 02110

Distributor*

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer and Dividend Disbursing Agent

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

23212    12.31.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Stock NextShares (the “Fund”) is a series of Eaton Vance NextShares Trust (the “Trust”), a Massachusetts business trust, which, including the Fund, offers a total of 2 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the Fund for the Fund’s fiscal year ended December 31, 2018 and December 31, 2019 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Stock NextShares Fiscal Year Ended	12/31/18	12/31/19
Audit Fees	$12,000	$12,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,739	$9,266
All Other Fees(3)	$0	$0

Total	$21,739	$21,416

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/18	12/31/18	10/31/19	12/31/19
Audit Fees	$14,000	$12,000	$14,150	$12,150
Audit-Related Fees(1)	$0	$0	$0	$0
Tax Fees(2)	$11,450	$9,739	$11,502	$9,266
All Other Fees(3)	$0	$0	$0	$0

Total	$25,450	$21,739	$25,652	$21,416

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Fund by D&T for the last two fiscal years of the Fund; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/18	12/31/18	10/31/19	12/31/19
Registrant(1)	$11,450	$9,739	$11,502	$9,266
Eaton Vance(2)	$126,485	$126,485	$59,903	$59,903

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time year specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance NextShares Trust

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:    February 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:    February 24, 2020

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:    February 24, 2020